UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2015

ChinAmerica Andy Movie Entertainment Media Co.
(Exact name of registrant as specified in its charter)

FLORIDA	000-54769	65-1170540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15500 Roosevelt Blvd., Ste. 305, Clearwater, FL		33760
(Address of Principal Executive Offices)		(Zip Code)

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17    CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

On January 14, 2015, the Board of Directors of ChinAmerica Andy Movie Entertainment Media Co. (the "Company") approved the dismissal of Cutler & Company ("Cutler") as the Company's independent registered public accounting firm, effective as of January 14, 2015. The review report of Cutler on the Company's consolidated balance sheets as of September 30, 2014 and the related consolidated statements of operations and comprehensive loss, shareholders' equity and cash flows (collectively, the "Financial Statements") did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the three month period ended September 30, 2014 (the "Review Period") and subsequent interim period through January 14, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cutler, would have caused Cutler to make reference to the subject matter of the disagreements in its reports.

During the Review Period and the subsequent interim period through January 15, 2015, there were no reportable events (as defined in Item 304(a)(1) (v) of Regulation S-K).

The Company has provided Cutler with a copy of this report, and has requested that Cutler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Cutler's letter dated January 15, 2015 is attached as Exhibit 16.1 to this report.

(b) New Independent Accountants

On January 14, 2015, the Board of Directors of the Company approved the engagement of DKM Certified Public Accountants ("DKM") as the Company's new independent registered public accounting firm, effective as of January 15, 2015. DKM will review and perform an audit of the Company's Financial Statements for the fiscal year ending December 31, 2014; and will conduct review engagements on the Company's quarterly Financial Statements on an ongoing basis thereafter. DKM was previously engaged to review and perform an audit of the Company's Financial Statements for the fiscal years ended December 31, 2013 and 2012.

During the Review Period and the subsequent interim period through January 15, 2015, neither the Company nor anyone on its behalf consulted with DKM with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, and neither a written report was provided to the Company nor oral advice was provided that DKM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation SK).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 Letter dated January 15, 2015 from Cutler to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChinAmerica Andy Movie Entertainment Media Co

January 16, 2015                                                                                                         By:  /s/ Andy Fan
       Name:    Andy Fan
       Title:     Chief Executive Officer

Exhibit No.	Description
16.1	Letter dated January 15, 2015 from Cutler to the Securities and Exchange Commission